Exhibit a(80)

MANNING & NAPIER FUND, INC.

ARTICLES OF AMENDMENT

MANNING & NAPIER FUND, INC. (the “Corporation”), a corporation organized under the laws of the State of Maryland, having its principal place of business at 290 Woodcliff Drive, Fairport, New York 14450, does hereby certify to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

SECOND: Pursuant to Section 2-208 of the Maryland General Corporation Law and the authority granted to the Board of Directors of the Corporation (the “Board”) in the Corporation’s Articles of Incorporation, the Board has duly adopted resolutions on November 17, 2017 classifying and designating five hundred million (500,000,000) of the Corporation’s four billion, four hundred seven million, five hundred thousand (4,407,500,000) authorized, but unclassified and unissued, shares of common stock as two new share classes of common stock for one of the Corporation’s existing portfolios as more specifically set forth below:

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Overseas Series Class K	400,000,000
Overseas Series Class R6	100,000,000

THIRD: Pursuant to Section 2-208 of the Maryland General Corporation Law and the authority granted to the Board of Directors of the Corporation (the “Board”) in the Corporation’s Articles of Incorporation, the Board has duly adopted resolutions via unanimous consent on September 11, 2017 authorizing the liquidation and termination of certain Series of the Company’s common stock, and reclassifying and redesignating the two hundred million (200,000,000) authorized and classified shares of the Series set forth below as authorized, but unclassified and unissued, shares of the Corporation.

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Emerging Markets Series Class I	100,000,000
Emerging Markets Series Class S	100,000,000

FOURTH: Immediately before the resolutions set forth in Articles SECOND and Articles THIRD and upon filing for record these Articles of Amendment, the Corporation has the authority to issue fifteen billion (15,000,000,000) shares of common stock of the Corporation, par value $0.01 per share, having an aggregate par value of one hundred fifty million dollars ($150,000,000) and classified and designated as follows:

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Pro-Blend Maximum Term Series Class S	125,000,000
Pro-Blend Maximum Term Series Class R2	25,000,000
Pro-Blend Maximum Term Series Class R	52,500,000
Pro-Blend Maximum Term Series Class I	200,000,000
Pro-Blend Conservative Term Series Class S	162,500,000
Pro-Blend Conservative Term Series Class R2	25,000,000
Pro-Blend Conservative Term Series Class R	52,500,000
Pro-Blend Conservative Term Series Class I	75,000,000
World Opportunities Series Class S	2,500,000,000
Pro-Blend Moderate Term Series Class S	125,000,000
Pro-Blend Moderate Term Series Class R2	25,000,000
Pro-Blend Moderate Term Series Class R	52,500,000
Pro-Blend Moderate Term Series Class I	125,000,000
Pro-Blend Extended Term Series Class S	125,000,000
Pro-Blend Extended Term Series Class R2	25,000,000
Pro-Blend Extended Term Series Class R	52,500,000
Pro-Blend Extended Term Series Class I	200,000,000
International Series Class S	250,000,000
International Series Class I	100,000,000
Global Fixed Income Series Class S	100,000,000
Global Fixed Income Series Class I	100,000,000
New York Tax Exempt Series Class A	100,000,000
Ohio Tax Exempt Series Class A	100,000,000
Diversified Tax Exempt Series Class A	100,000,000
Equity Series Class S	200,000,000
Overseas Series Class I	200,000,000
High Yield Bond Series Class S	125,000,000
High Yield Bond Series Class I	100,000,000
Core Bond Series Class S	125,000,000
Core Bond Series Class I	100,000,000
Unconstrained Bond Series Class S	125,000,000
Unconstrained Bond Series Class I	100,000,000
Disciplined Value Series Class S	100,000,000
Disciplined Value Series Class I	100,000,000
Real Estate Series Class S	100,000,000
Real Estate Series Class I	100,000,000
Target Income Series Class I	100,000,000
Target Income Series Class K	40,000,000
Target Income Series Class R	40,000,000
Target Income Series Class R6	40,000,000
Target 2015 Series Class I	100,000,000
Target 2015 Series Class K	40,000,000
Target 2015 Series Class R	40,000,000
Target 2015 Series Class R6	40,000,000

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Target 2020 Series Class I	100,000,000
Target 2020 Series Class K	40,000,000
Target 2020 Series Class R	40,000,000
Target 2020 Series Class R6	40,000,000
Target 2025 Series Class I	100,000,000
Target 2025 Series Class K	40,000,000
Target 2025 Series Class R	40,000,000
Target 2025 Series Class R6	40,000,000
Target 2030 Series Class I	100,000,000
Target 2030 Series Class K	40,000,000
Target 2030 Series Class R	40,000,000
Target 2030 Series Class R6	40,000,000
Target 2035 Series Class I	100,000,000
Target 2035 Series Class K	40,000,000
Target 2035 Series Class R	40,000,000
Target 2035 Series Class R6	40,000,000
Target 2040 Series Class I	100,000,000
Target 2040 Series Class K	40,000,000
Target 2040 Series Class R	40,000,000
Target 2040 Series Class R6	40,000,000
Target 2045 Series Class I	100,000,000
Target 2045 Series Class K	40,000,000
Target 2045 Series Class R	40,000,000
Target 2045 Series Class R6	40,000,000
Target 2050 Series Class I	100,000,000
Target 2050 Series Class K	40,000,000
Target 2050 Series Class R	40,000,000
Target 2050 Series Class R6	40,000,000
Target 2055 Series Class I	100,000,000
Target 2055 Series Class K	40,000,000
Target 2055 Series Class R	40,000,000
Target 2055 Series Class R6	40,000,000
Target 2060 Series Class I	100,000,000
Target 2060 Series Class K	40,000,000
Target 2060 Series Class R	40,000,000
Target 2060 Series Class R6	40,000,000
Emerging Markets Series Class S	100,000,000
Emerging Markets Series Class I	100,000,000
Quality Equity Series Class S	100,000,000
Quality Equity Series Class I	100,000,000
Strategic Income Conservative Series Class S	100,000,000
Strategic Income Conservative Series Class I	100,000,000
Strategic Income Moderate Series Class S	100,000,000

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Strategic Income Moderate Series Class I	100,000,000
International Disciplined Value Series Class S	100,000,000
International Disciplined Value Series Class I	100,000,000
Equity Income Series Class S	100,000,000
Equity Income Series Class I	100,000,000
Rainier International Discovery Series Class K	100,000,000
Rainier International Discovery Series Class I	100,000,000
Rainier International Discovery Series Class R6	100,000,000
Blended Asset Conservative Series R6	100,000,000
Blended Asset Moderate Series R6	100,000,000
Blended Asset Extended Series R6	100,000,000
Blended Asset Maximum Series R6	100,000,000
Authorized but Unclassified and Unissued	4,407,500,000

FIFTH: Immediately after the resolutions set forth in Articles SECOND and Articles THIRD and upon filing for record these Articles of Amendment, the Corporation has the authority to issue fifteen billion (15,000,000,000) shares of common stock of the Corporation, par value $0.01 per share, having an aggregate par value of one hundred fifty million dollars ($150,000,000) and classified and designated as follows:

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Pro-Blend Maximum Term Series Class S	125,000,000
Pro-Blend Maximum Term Series Class R2	25,000,000
Pro-Blend Maximum Term Series Class R	52,500,000
Pro-Blend Maximum Term Series Class I	200,000,000
Pro-Blend Conservative Term Series Class S	162,500,000
Pro-Blend Conservative Term Series Class R2	25,000,000
Pro-Blend Conservative Term Series Class R	52,500,000
Pro-Blend Conservative Term Series Class I	75,000,000
World Opportunities Series Class S	2,500,000,000
Pro-Blend Moderate Term Series Class S	125,000,000
Pro-Blend Moderate Term Series Class R2	25,000,000
Pro-Blend Moderate Term Series Class R	52,500,000
Pro-Blend Moderate Term Series Class I	125,000,000
Pro-Blend Extended Term Series Class S	125,000,000
Pro-Blend Extended Term Series Class R2	25,000,000
Pro-Blend Extended Term Series Class R	52,500,000
Pro-Blend Extended Term Series Class I	200,000,000
International Series Class S	250,000,000
International Series Class I	100,000,000
Global Fixed Income Series Class S	100,000,000
Global Fixed Income Series Class I	100,000,000

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
New York Tax Exempt Series Class A	100,000,000
Ohio Tax Exempt Series Class A	100,000,000
Diversified Tax Exempt Series Class A	100,000,000
Equity Series Class S	200,000,000
Overseas Series Class I	200,000,000
Overseas Series Class K	400,000,000
Overseas Series Class R6	100,000,000
High Yield Bond Series Class S	125,000,000
High Yield Bond Series Class I	100,000,000
Core Bond Series Class S	125,000,000
Core Bond Series Class I	100,000,000
Unconstrained Bond Series Class S	125,000,000
Unconstrained Bond Series Class I	100,000,000
Disciplined Value Series Class S	100,000,000
Disciplined Value Series Class I	100,000,000
Real Estate Series Class S	100,000,000
Real Estate Series Class I	100,000,000
Target Income Series Class I	100,000,000
Target Income Series Class K	40,000,000
Target Income Series Class R	40,000,000
Target Income Series Class R6	40,000,000
Target 2015 Series Class I	100,000,000
Target 2015 Series Class K	40,000,000
Target 2015 Series Class R	40,000,000
Target 2015 Series Class R6	40,000,000
Target 2020 Series Class I	100,000,000
Target 2020 Series Class K	40,000,000
Target 2020 Series Class R	40,000,000
Target 2020 Series Class R6	40,000,000
Target 2025 Series Class I	100,000,000
Target 2025 Series Class K	40,000,000
Target 2025 Series Class R	40,000,000
Target 2025 Series Class R6	40,000,000
Target 2030 Series Class I	100,000,000
Target 2030 Series Class K	40,000,000
Target 2030 Series Class R	40,000,000
Target 2030 Series Class R6	40,000,000
Target 2035 Series Class I	100,000,000
Target 2035 Series Class K	40,000,000
Target 2035 Series Class R	40,000,000
Target 2035 Series Class R6	40,000,000
Target 2040 Series Class I	100,000,000
Target 2040 Series Class K	40,000,000

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Target 2040 Series Class R	40,000,000
Target 2040 Series Class R6	40,000,000
Target 2045 Series Class I	100,000,000
Target 2045 Series Class K	40,000,000
Target 2045 Series Class R	40,000,000
Target 2045 Series Class R6	40,000,000
Target 2050 Series Class I	100,000,000
Target 2050 Series Class K	40,000,000
Target 2050 Series Class R	40,000,000
Target 2050 Series Class R6	40,000,000
Target 2055 Series Class I	100,000,000
Target 2055 Series Class K	40,000,000
Target 2055 Series Class R	40,000,000
Target 2055 Series Class R6	40,000,000
Target 2060 Series Class I	100,000,000
Target 2060 Series Class K	40,000,000
Target 2060 Series Class R	40,000,000
Target 2060 Series Class R6	40,000,000
Quality Equity Series Class S	100,000,000
Quality Equity Series Class I	100,000,000
Strategic Income Conservative Series Class S	100,000,000
Strategic Income Conservative Series Class I	100,000,000
Strategic Income Moderate Series Class S	100,000,000
Strategic Income Moderate Series Class I	100,000,000
International Disciplined Value Series Class S	100,000,000
International Disciplined Value Series Class I	100,000,000
Equity Income Series Class S	100,000,000
Equity Income Series Class I	100,000,000
Rainier International Discovery Series Class K	100,000,000
Rainier International Discovery Series Class I	100,000,000
Rainier International Discovery Series Class R6	100,000,000
Blended Asset Conservative Series R6	100,000,000
Blended Asset Moderate Series R6	100,000,000
Blended Asset Extended Series R6	100,000,000
Blended Asset Maximum Series R6	100,000,000
Authorized but Unclassified and Unissued	4,107,500,000

SIXTH: The description of the shares of stock designated as set forth above, including any preference, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption is as set forth in the Articles and has not changed in connection with these Articles of Amendment.

SEVENTH: Pursuant to the requirements of Section 2-607 of the Maryland General Corporation Law, these Articles of Amendment are limited to changes expressly authorized by Section 2-105 or Section 2-605 of the Maryland General Corporation Law to be made without action by the stockholders.

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IN WITNESS WHEREOF, MANNING & NAPIER FUND, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its President and its corporate seal to be hereunto affixed and attested by its Secretary as of the 4th day of December, 2017.

MANNING & NAPIER FUND, INC.

By:	/s/ Michele T. Mosca
Michele T. Mosca
President

[Seal]

Attest:

/s/ Elizabeth Craig

Elizabeth Craig

Secretary

        THE UNDERSIGNED, President of Manning & Napier Fund, Inc., who executed on behalf of said corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Amendment to be the corporate act of said corporation and further certifies that, to the best of her knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

/s/ Michele T. Mosca

Michele T. Mosca

President